UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act

January 16, 2008
Date of Report

Alternet Systems, Inc.
(Exact name of Registrant as Specified in its Charter)

#610-815 West Hastings Street, Vancouver, BC, V6C 1B4
(Address of Principal Executive Offices)

604-608-2540
(Registrant's Telephone Number)

Not Applicable
Alternet Systems, Inc.
#610 - 815 West Hastings Street, Vancouver, BC, V6C 1B4

Nevada	000-31909	88-0473897
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ] Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

ITEM 8.01	OTHER EVENTS

The Registrant has appointed Henryk Dabrowski as President of the Company and Manfred Koroschetz to its board of directors. Mr. Patrick Fitzsimmons remains a director and has been appointed Secretary / Treasurer of the Company, as described more fully in the news release attached hereto as Exhibit 99.1.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

99.1	News Release of the Registrant dated January 16, 2008

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

ALTERNET SYSTEMS, INC.

By:	/s/ Patrick Fitzsimmons
Patrick Fitzsimmons, Director and Secretary

By:	/s/ Robin Bjorklund
Robin Bjorklund, Director

Dated: January 16, 2008